UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2021

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 415
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of AeroVironment, Inc. (the “Company”) was held on virtually September 24, 2021, at 12:00 p.m., Eastern Time. At the Annual Meeting, the Company's stockholders approved the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan became effective on the date of the Annual Meeting. The 2021 Plan is a successor to the Company’s Amended and Restated 2006 Equity Incentive Plan (the “Prior Plan”), which expired in July 2021, and provides for the grant of stock options, restricted stock awards, restricted stock units, deferred stock awards, stock appreciation rights, dividend equivalents, stock payments and other stock-or cash-based awards, or any combination thereof. Employees, consultants, and non-employee directors of the Company or any of its subsidiaries are eligible to receive awards under the 2021 Plan.

The 2021 Plan authorizes the issuance of the sum of: (a) 1,240,000 shares of common stock; plus (b) the aggregate number of shares of common stock subject to outstanding awards under the Prior Plan that again become available for grant under the terms of the 2021 Plan. In no event will more than 1,240,000 shares of common stock be issuable pursuant to the exercise of incentive stock options under the 2021 Plan during its ten-year term.

The 2021 Plan will be administered by the compensation committee or a subcommittee thereof (or by the Board or another Board committee as may be determined by the Board from time to time). The administrator of the 2021 Plan (the “Administrator”) or its delegate will have the authority to determine which service providers receive awards and set the terms and conditions applicable to the award within the confines of the 2021 Plan’s terms. The Administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2021 Plan.

Under the 2021 Plan, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $500,000, which amount is increased to $700,000 in the fiscal year of a non-employee director’s initial year of service as a non-employee director.

The 2021 Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The 2021 Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The 2021 Plan will expire in 2031.

The terms and conditions of the 2021 Plan are described in the section entitled “Proposal No. 4 – Approval of the AeroVironment, Inc. 2021 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 16, 2021. The Company’s directors and executive officers are eligible to participate in the 2021 Plan. The foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2021 Plan, which is filed as Appendix A to the Proxy Statement and incorporated herein by reference.

On September 24, 2021, the Company also appointed Brian Shackley, the Company’s current Vice President and Corporate Controller, as the Company’s Chief Accounting Officer effective immediately. Mr. Shackley, 44, replaces Kevin McDonnell, who continues as the Company’s Senior Vice President and Chief Financial Officer, as the Company’s principal accounting officer. Mr. Shackley joined the Company in January 2016 and has served as the Company’s Vice President and Corporate Controller since December 2017. He previously served as the Company’s interim Chief Financial Officer and Chief Accounting Officer from October 2019 to February 2020. Mr. Shackley served as the Company’s Director of SEC Reporting from January 2016 to December 2017. Prior to joining the Company, from June 2014 to January 2016, Mr. Shackley served as an audit senior manager at PricewaterhouseCoopers, LLP in Los Angeles, California. He has a total of approximately 9 years of experience in public accounting with PricewaterhouseCoopers, LLP. Mr. Shackley is a Certified Public Accountant and received a B.S. in Business Administration with an emphasis in Corporate Finance from San Diego State University. Mr. Shackley is a participant in the Company’s Executive Severance Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A brief description of matters voted upon at the Annual Meeting held on September 24, 2021 meeting and the final voting results are set forth below:

Proposal 1 — Election of Directors

The Company’s stockholders elected the two persons nominated by the Board of Directors as Class III directors for a three-year term as follows:

Number of Shares
Name of Director	For	Withheld	Broker Non-Votes
Cindy K. Lewis	18,466,926	38,329	2,348,177
Wahid Nawabi	17,940,623	564,632	2,348,177

Each of the above directors shall serve for a term of three years and until his or her successor has been duly elected and qualified.

Proposal 2 — Ratification of Company’s Independent Auditors

The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2022. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as follows:

Number of Shares
For	Against	Abstain
20,782,696	38,757	31,979

Proposal 3 — Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
18,281,601	185,364	38,290	2,348,177

Proposal 4 — Approval of the AeroVironment, Inc. 2021 Equity Incentive Plan

The Company’s stockholders approved the adoption and effectiveness of the 2021 Plan by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
18,088,280	377,534	39,441	2,348,177

Proposal 5 — Stockholder Proposal to Elect Directors by Majority Vote

The stockholders approved, by an advisory vote, a stockholder proposal to elect directors by a majority vote by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
10,744,757	6,278,061	1,482,437	2,348,177

Item 8.01. Regulation FD Disclosure.

On August 17, 2021, the U.S. Securities and Exchange Commission, Division of Corporation Finance, Office of the Chief Accountant, pursuant to its authority under Rule 3-13 of Regulation S-X, granted the Company permission to omit audited financial statements of HAPSMobile, Inc. (“HAPSMobile”), a non-controlled foreign business, equity method investee of the Company, as otherwise required by Rule 3-09 of Regulation S-X in the Company’s Form 10-K for the fiscal year ended April 30, 2021, which were to be provided by amendment of such filing on or before September 30, 2021. As a result of such granted relief, the Company is no longer required to complete such amendment or provide further financial information for HAPSMobile for the fiscal year ended April 30, 2021.

On September 24, 2021, the Company’s Board of Directors elected Edward Muller at the Lead Independent Director.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
10.1 (1)	AeroVironment, Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference herein to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed August 16, 2021 (File No. 001-33261).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: September 30, 2021	By:	/s/ Melissa Brown
Melissa Brown
Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

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